UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2023

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange of which registered
Common Stock, no par value	UTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

The disclosure required by this item is included in Item 5.02 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

New Equity Compensation Practices

On January 24, 2023, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Unitil Corporation (the “Company”) approved and adopted amendments to the Company’s practices relating to the grant to the Company’s executive officers and other senior management participants (collectively, “Participants”) of restricted stock awards (the “New Equity Compensation Practices”). The New Equity Compensation Practices include:

(i)    a revised form of restrictive stock agreement relating to awards of restricted shares of the Company’s common stock that vest over time (“Time Restricted Shares”); and

(iii)    a form of restricted stock agreement relating to awards of restricted shares of the Company’s common stock that vest based on the satisfaction of certain performance metrics (“Performance Restricted Shares”).

As disclosed in the Company’s proxy statement dated March 29, 2022 relating to the Company’s 2022 annual meeting of shareholders, in general, the Company previously granted to Participants, on an annual basis, Time Restricted Shares that vest over a four-year period subject to continued employment. Participants were selected by the Compensation Committee. The number of such awards was based upon the Company’s achievement of key performance metrics under the Management Incentive Plan for the prior calendar year, which were approved by the Compensation Committee. Each Participant’s target restricted stock award was based on market data for the median of the broad-based published compensation survey group grant at peer group and other comparable companies minus anticipated Federal and Medicare taxes on the Participant’s award. In addition, the Company’s Chief Executive Officer’s and Chief Financial Officer’s target restricted stock award was based in part on information from the proxy statements of the Company’s peer group, at the 25th percentile target.

Under the New Equity Compensation Practices, in general, the Company will grant to its Participants, on an annual basis, (i) Time Restricted Shares and (ii) Performance Restricted Shares. Participants will continue to be selected by the Compensation Committee. The number of such awards is no longer based upon the Company’s achievement of key performance metrics under the Management Incentive Plan for the prior calendar year. Instead, the number of each Participant’s Time Restricted Shares and Performance Restricted Shares, in the aggregate (the “Total Number”), is based upon (A) (i) the midpoint of the Participant’s salary range multiplied by (ii) the Participant’s multiplier minus (B) anticipated Federal and Medicare taxes on the Participant’s award. The number of each of the Time Restricted Shares and the Performance Restricted Shares is 50% of the Total Number.

The following table summarizes the current multiplier for each Participant that is the Chief Executive Officer, the Chief Financial Officer or a named executive officer of the Company.

Name	Principal Position	Multiplier
Thomas P. Meissner, Jr.	Chairman of the Board of Directors, Chief Executive Officer and President	135%
Robert B. Hevert	Senior Vice President, Chief Financial Officer and Treasurer	70%
Todd R. Black	Senior Vice President, External Affairs and Customer Relations	45%
Justin Eisfeller	Vice President & Chief Technology Officer	45%
Christopher J. Leblanc	Vice President, Gas Operations	45%

Time Restricted Shares

Time Restricted Shares generally vest over a period of four years at a rate of 25% each year. Prior to the end of the vesting period, Time Restricted Shares are subject to forfeiture if the Participant ceases to be employed by the Company other than due to the Participant’s death, disability or retirement. During the vesting period, dividends on Time Restricted Shares generally are credited to a Participant’s account.

Performance Restricted Shares

Performance Restricted Shares generally vest after a performance period of three years based on the attainment of certain performance thresholds of certain performance goals, each as set by the Compensation Committee towards the beginning of the performance period. The Compensation Committee has chosen two performance goals for the three-year performance period ending December 31, 2025:

1.	three-year average return on common equity (the “ROE Goal”); and

2.	three-year average growth in book value per share (the “Book Value Goal”).

In general:

•	25% of Performance Restricted Shares will vest if the Company attains the minimum ROE Goal;

•	50% of Performance Restricted Shares will vest if the Company attains the target ROE Goal; and

•	75% of Performance Restricted Shares will vest if the Company attains the maximum ROE Goal.

Also, in general, an additional:

•	25% of Performance Restricted Shares will vest if the Company attains the minimum Book Value Goal;

•	50% of Performance Restricted Shares will vest if the Company attains the target Book Value Goal; and

•	75% of Performance Restricted Shares will vest if the Company attains the maximum Book Value Goal.

If the Company’s level of attainment of the ROE Goal or the Book Value Goal exceeds the minimum but is less than the target, then the amount of vesting or forfeiture will be determined on a straight-line basis between the minimum and the target. If the level of achievement of the ROE Goal or the Book Value Goal exceeds the target but is less than the maximum, then the amount of vesting or forfeiture will be determined on a straight-line basis between the target and the maximum.

Furthermore, if the number of a Participant’s Performance Restricted Shares that would vest exceeds 100% of such Participant’s Performance Restricted Shares, then the Company will issue additional shares (“Additional Shares”) to the Participant in an amount equal to the vesting percentage in excess of 100% multiplied by the number of the Participant’s Performance Restricted Shares.

Prior to the end of the performance period, the Performance Restricted Shares are subject to forfeiture if the Participant ceases to be employed by the Company other than due to the Participant’s death, disability or retirement. If a Participant dies, becomes disabled, or retires during the performance period, then vesting will be pro-rated based on the number of months of service before the Participant’s death, disability, or retirement during the performance period.

During the performance period, dividends on Performance Restricted Shares generally are credited to a Participant’s account. No dividends on Additional Shares will be credited to a Participant’s account until the Company issues the Additional Shares to the Participant.

Summary of Time Restricted Shares and Performance Restricted Shares

The following table summarizes certain terms of the Time Restricted Shares and the Performance Restricted Shares.

Award	Number of Awards	Vesting Description	Performance Threshold (1)	Amount of Award Vested (2)
Time Restricted Shares	50% of Total Number	Award vests over a four-year period at a rate of 25% per year, generally subject to continued employment.	n/a	Award vests over a four-year period at a rate of 25% per year, generally subject to continued employment.

Performance Restricted Shares	50% of Total Number	50% of Performance Restricted Shares will vest if Company achieves its target ROE Goal	minimum	25% vesting of Performance Restricted Shares
			target	50% vesting of Performance Restricted Shares
			maximum	75% vesting of Performance Restricted Shares
		50% of Performance Restricted Shares will vest if Company achieves its target Book Value Goal	minimum	25% vesting of Performance Restricted Shares
			target	50% vesting of Performance Restricted Shares
			maximum	75% vesting of Performance Restricted Shares

(1)

If the Company’s level of attainment of the ROE Goal or the Book Value Goal exceeds the minimum but is less than the target, then the amount of vesting or forfeiture will be determined on a straight-line basis between the minimum and the target. If the level of achievement of the ROE Goal or the Book Value Goal exceeds the target but is less than the maximum, then the amount of vesting or forfeiture will be determined on a straight-line basis between the target and the maximum.

(2)

If the number of a Participant’s Performance Restricted Shares that would vest exceeds 100% of such Participant’s Performance Restricted Shares, then the Company will issue Additional Shares to the Participant in an amount equal to the vesting percentage in excess of 100% multiplied by the number of the Participant’s Performance Restricted Shares

The foregoing description of Time Restricted Shares is qualified in its entirety by reference to the full text of the form of Restricted Stock Agreement (Time Vesting), which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and (ii) the Company’s Second Amended and Restated 2003 Stock Plan, which is incorporated by reference herewith as Exhibit 10.3 to this Current Report on Form 8-K. The foregoing description of Performance Restricted Shares is qualified in its entirety by reference to the full text of the form of Restricted Stock Agreement (Performance Vesting), which is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and (ii) the Company’s Second Amended and Restated 2003 Stock Plan, which is incorporated by reference herewith as Exhibit 10.3 to this Current Report on Form 8-K.

Grants of Time Restricted Shares and Performance Restricted Shares

On January 24, 2023, the Company granted Time Restricted Shares and Performance Restricted Shares to the Chief Executive Officer, the Chief Financial Officer and the named executive officers of the Company as follows:

Name	Principal Position	Amount of Time Restricted Shares	Amount of Performance Restricted Shares
Thomas P. Meissner, Jr.	Chairman of the Board of Directors, Chief Executive Officer and President	6,820	6,820
Robert B. Hevert	Senior Vice President, Chief Financial Officer and Treasurer	2,020	2,020
Todd R. Black	Senior Vice President, External Affairs and Customer Relations	970	970
Justin Eisfeller	Vice President & Chief Technology Officer	970	970
Christopher J. Leblanc	Vice President, Gas Operations	970	970

The Company has entered into, or will enter into, agreements with each recipient named in the table above in the forms filed herewith as Exhibit 10.1 (form of Restricted Stock Agreement (Time Vesting)) and Exhibit 10.2 (form of Restricted Stock Agreement (Performance Vesting)) to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Number	Exhibit	Reference*

10.1**	Form of Restricted Stock Agreement (Time Vesting)	Filed herewith

10.2**	Form of Restricted Stock Agreement (Performance Vesting)	Filed herewith

10.3**	Unitil Corporation Second Amended and Restated 2003 Stock Plan	Appendix 1 to the Proxy Statement filed on Schedule 14A dated March 13, 2012 (SEC File No. 1-8858)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

The exhibits referred to in this column by specific designations and dates have heretofore been filed with or furnished to the Securities and Exchange Commission under such designations and are hereby incorporated by reference.

**	These exhibits represent a management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITIL CORPORATION

By:
/s/ Robert B. Hevert
Robert B. Hevert
Senior Vice President, Chief Financial Officer and Treasurer

Date: January 30, 2023